                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: June 18, 1999
                 Date of Earliest Event Reported: June 4, 1999

                       TCI SATELLITE ENTERTAINMENT, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                000-21317                            84-1299995
          (Commission File Number)      (I.R.S. Employer Identification No.)


                         8085 South Chester, Suite 300
                           Englewood, Colorado 80112
                   (Address of principal executive offices,
                              including zip code)

      Registrant's telephone number, including area code: (303) 712-4600

Item 2.  Disposition of Assets.
-------  ----------------------

     Effective June 4, 1999, the Registrant completed the sale of its high power direct broadcast satellite ("DBS") assets to Hughes Electronics Corporation ("Hughes"), pursuant to an asset purchase agreement dated as of January 22, 1999 (the "Hughes High Power Agreement"), among Tempo Satellite, Inc., a wholly-owned subsidiary of the Registrant ("Tempo"), Phoenixstar, Inc., a Delaware corporation formerly known as PRIMESTAR, Inc. ("P-star"), Phoenixstar Partners L.P., a Delaware limited partnership and wholly-owned subsidiary of P-star formerly known as PRIMESTAR Partners L.P. ("PLP"), and Hughes, an unaffiliated third party. The assets transferred by the Registrant pursuant to the Hughes High Power Agreement consist of Tempo's two high-power DBS satellites, one of which was in orbit at 119 degrees West Longitude (the "In-Orbit Satellite") and one of which was used as a ground spare (the "Ground Satellite"), its FCC authorizations with respect to the 119 degrees West Longitude orbital location (the "FCC License"), and certain related assets (collectively, the "Tempo High Power Assets").

     The Registrant had previously granted P-star the right and option (the "Tempo Purchase Option") to purchase 100% of the Tempo High Power Assets for aggregate consideration of $2.5 million in cash and the assumption of all liabilities. The Tempo Purchase Option was approved by the stockholders of the Registrant at a special meeting of such stockholders on March 6, 1998. In addition, Tempo had previously granted to PLP the right to purchase or lease 100% of the capacity of the DBS system being constructed by Tempo (the "Tempo Capacity Rights), and PLP had made advances to Tempo to fund the construction of Tempo's DBS system in the aggregate amount of $465 million (the "Tempo Reimbursement Obligation").

     Accordingly, the Hughes High Power Agreement provided for (i) the sale by P-star to Hughes of the Tempo Purchase Option, (ii) the exercise of the Tempo Purchase Option by Hughes, and (iii) the termination of the Tempo Capacity Rights (collectively, the "Hughes High Power Transaction"). The aggregate consideration payable by Hughes in the Hughes High Power Transaction was $500 million, payable as described below.

     As regulatory approval was required to transfer the In-Orbit Satellite and the FCC License, the Hughes High Power Agreement provided for the Hughes High Power Transaction to be completed in two steps. To facilitate the transaction, the Tempo Purchase Option was amended to provide for a two-stage exercise process. The parties allocated 70% of the total consideration under the Hughes High Power Agreement to the In-Orbit Satellite and related assets and 30% of the total consideration thereunder to the Ground Satellite and related assets.

     The first closing under the Hughes High Power Agreement was consummated effective March 10, 1999. In the first closing, Hughes acquired the Ground Satellite and related assets for aggregate consideration of $150 million, payable as follows:

          (1) Hughes paid an aggregate of $9,750,000 to P-star and PLP for the transfer to Hughes of that portion of the Tempo Purchase Option allocable to the Ground Satellite and the termination of that portion of the Tempo Capacity Rights allocable to the Ground Satellite;

          (2) Hughes paid Tempo $750,000 to exercise that portion of the Tempo Purchase Option allocable to the Ground Satellite; and

          (3) Hughes assumed and immediately satisfied a portion of the Tempo Reimbursement Obligation in the amount of $139,500,000.

     At the time of the first closing, the carrying value of the Ground Satellite was $224 million. In addition, as required by the Hughes High Power Agreement, the Registrant and P-star agreed to terminate the previously announced merger of the Registrant with and into P-star, effective as of such first closing.

     The FCC approved the transfer of the FCC License to Hughes on May 28, 1999, and the second closing under the Hughes High Power Agreement was consummated effective June 4, 1999. In the second closing, Hughes acquired the In-Orbit Satellite and related assets, including all rights of Tempo with respect to the FCC License, for aggregate consideration for $350 million, payable as follows:

          (1) Hughes paid an aggregate of $22,750,000 to P-star and PLP for the transfer to Hughes of that portion of the Tempo Purchase Option allocable to the In-Orbit Satellite and the termination of that portion of the Tempo Capacity Rights allocable to the In-Orbit Satellite;

          (2) Hughes paid Tempo $1,750,000 to exercise that portion of the Tempo Purchase Option allocable to the In-Orbit Satellite; and

          (3) Hughes assumed and immediately satisfied the remainder of the Tempo Reimbursement Obligation, in the amount of $325,500,000.

     The carrying value of the In-Orbit Satellite was approximately $239 million at the time of the second closing. In addition, P-star agreed to forgive amounts due from Tempo not assumed by Hughes in the amount of $9,346,000.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(b)  Pro forma financial information

     TCI Satellite Entertainment, Inc. Condensed Pro Forma Combined Balance Sheet - March 31, 1999. The Registrant's pro forma results of operations would not be impacted by the consummation of the second closing under the Hughes High Power Agreement because the sale of the In-Orbit Satellite is a nonrecurring transaction. Accordingly, a detailed pro forma statement of operations is not included herein.

(c)  Exhibits

     10.1 Hughes High Power Agreement, incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K, dated February 1, 1999.

     99.1  Press Release, dated June 7, 1999, filed herewith.

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 1999
                                    TCI SATELLITE ENTERTAINMENT, INC.


                                    By:/s/ Kenneth G. Carroll
                                       ---------------------------
                                       Kenneth G. Carroll
                                       Senior Vice President and
                                       Chief Financial Officer

              TCI SATELLITE ENTERTAINMENT, INC. AND SUBSIDIARIES

                  Condensed Pro Forma Combined Balance Sheet

                                March 31, 1999
                                  (unaudited)


     Effective June 4, 1999, the Registrant completed the sale of its high power direct broadcast satellite ("DBS") assets to Hughes Electronics Corporation ("Hughes"), pursuant to an asset purchase agreement dated as of January 22, 1999 (the "Hughes High Power Agreement"), among Tempo Satellite, Inc., a wholly-owned subsidiary of the Company ("Tempo"), Phoenixstar, Inc., a Delaware corporation formerly known as PRIMESTAR, Inc. ("P-star"), Phoenixstar Partners L.P., a Delaware limited partnership and wholly-owned subsidiary of P-star formerly known as PRIMESTAR Partners L.P. ("PLP"), and Hughes, an unaffiliated third party. The assets transferred by the Company pursuant to the Hughes High Power Agreement consist of Tempo's two high-power DBS satellites, one of which was in orbit at 119 degrees West Longitude (the "In-Orbit Satellite") and one of which was used as a ground spare (the "Ground Satellite"), its FCC authorizations with respect to the 119 degrees West Longitude orbital location (the "FCC License"), and certain related assets (collectively, the "Tempo High Power Assets").

     The Company had previously granted P-star the right and option (the "Tempo Purchase Option") to purchase 100% of the Tempo High Power Assets for aggregate consideration of $2.5 million in cash and the assumption of all liabilities. The Tempo Purchase Option was approved by the stockholders of the Company at a special meeting of such stockholders on March 6, 1998. In addition, Tempo had previously granted to PLP the right to purchase or lease 100% of the capacity of the DBS system being constructed by Tempo (the "Tempo Capacity Rights), and PLP had made advances to Tempo to fund the construction of Tempo's DBS system in the aggregate amount of $465 million (the "Tempo Reimbursement Obligation").

     Accordingly, the Hughes High Power Agreement provided for (i) the sale by P-star to Hughes of the Tempo Purchase Option, (ii) the exercise of the Tempo Purchase Option by Hughes, and (iii) the termination of the Tempo Capacity Rights (collectively, the "Hughes High Power Transaction"). The aggregate consideration payable by Hughes in the Hughes High Power Transaction was $500 million, payable as described below.

     As regulatory approval was required to transfer the In-Orbit Satellite and the FCC License, the Hughes High Power Agreement provided for the Hughes High Power Transaction to be completed in two steps. To facilitate the transaction, the Tempo Purchase Option was amended to provide for a two-stage exercise process. The parties allocated 70% of the total consideration under the Hughes High Power Agreement to the In-Orbit Satellite and related assets and 30% of the total consideration thereunder to the Ground Satellite and related assets.

     The first closing under the Hughes High Power Agreement was consummated effective March 10, 1999. In the first closing, Hughes acquired the Ground Satellite and related assets for aggregate consideration of $150 million, payable as follows:

          (1) Hughes paid an aggregate of $9,750,000 to P-star and PLP for the transfer to Hughes of that portion of the Tempo Purchase Option allocable to the Ground Satellite and the termination of that portion of the Tempo Capacity Rights allocable to the Ground Satellite;

          (2) Hughes paid Tempo $750,000 to exercise that portion of the Tempo Purchase Option allocable to the Ground Satellite; and

          (3) Hughes assumed and immediately satisfied a portion of the Tempo Reimbursement Obligation in the amount of $139,500,000.

     At the time of the first closing, the carrying value of the Ground Satellite was $224 million. In addition, as required by the Hughes High Power Agreement, the Company and P-star agreed to terminate the previously announced merger of the Company with and into P-star, effective as of such first closing.

     The FCC approved the transfer of the FCC License to Hughes on May 28, 1999, and the second closing under the Hughes High Power Agreement was consummated effective June 4, 1999. In the second closing, Hughes acquired the In-Orbit Satellite and related assets, including all rights of Tempo with respect to the FCC License, for aggregate consideration for $350 million, payable as follows:

          (1) Hughes paid an aggregate of $22,750,000 to P-star and PLP for the transfer to Hughes of that portion of the Tempo Purchase Option allocable to the In-Orbit Satellite and the termination of that portion of the Tempo Capacity Rights allocable to the In-Orbit Satellite;

          (2) Hughes paid Tempo $1,750,000 to exercise that portion of the Tempo Purchase Option allocable to the In-Orbit Satellite; and

          (3) Hughes assumed and immediately satisfied the remainder of the Tempo Reimbursement Obligation, in the amount of $325,500,000.

     The carrying value of the In-Orbit Satellite was approximately $239 million at the time of the second closing. In addition, P-star agreed to forgive amounts due from Tempo not assumed by Hughes in the amount of $9,346,000.

     In a separate transaction consummated on April 28, 1999 (the "Hughes Medium Power Closing Date") pursuant to an asset purchase agreement dated January 22, 1999 (the "Hughes Medium Power Agreement"), P-star sold its medium-power direct broadcast satellite business to Hughes for aggregate consideration of $1,358.2 million (the "Hughes Medium Power Transaction"). Such consideration was comprised of $1,100 million in cash (before working capital adjustments and closing costs) and 4.871 million shares of General Motors Class H common stock ("GMH Stock") valued at $258.2 million on the Hughes Medium Power Closing Date.

     In connection with their approval of the Hughes Medium Power Transaction, the stockholders of P-star any also approved the payment to TSAT of consideration in the form of 1.407 million shares of GMH Stock (the "Phoenixstar Payment"), subject to the terms and conditions set forth in an agreement dated as of January 22, 1999. In consideration of the Phoenixstar Payment, TSAT agreed to, among other matters, issue to P-star a share appreciation right (the "TSAT GMH SAR") with respect to the shares of GMH Stock received as the Phoenixstar Payment, granting P-star the right to any appreciation in such GMH Stock over the one-year period following the date of issuance over an agreed strike price of $47.00. On the Hughes Medium Power Closing Date, P-star delivered to TSAT
1.407 million shares of GMH Stock in satisfaction of the Phoenixstar Payment.

     The following unaudited condensed pro forma combined balance sheet of the Company, dated as of March 31, 1999, assumes that the Hughes High Power and Medium Power Transactions had occurred as of such date. The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Hughes High Power and Medium Power Transactions had occurred as of March 31, 1999.

              TCI SATELLITE ENTERTAINMENT, INC. AND SUBSIDIARIES

                  Condensed Pro Forma Combined Balance Sheet

                                March 31, 1999
                                  (unaudited)


                                                        TSAT               Pro forma                TSAT
                                                     historical           adjustments            pro forma
                                                --------------------  --------------------  --------------------
Assets
------

Cash and cash equivalents                                 $     752             1,750  (1)             2,502

Investment in GMH Stock                                          --            74,587  (2)            74,587

Satellites                                                  239,118          (239,118) (1)                --
                                                          ---------          --------               --------

                                                          $ 239,870          (162,781)                77,089
                                                          =========          ========               ========

Liabilities and Stockholders' Equity (Deficit)
----------------------------------------------

TSAT GMH SAR liability                                           --             8,444  (2)             8,444

Due to Phoenixstar, Inc.                                    332,818          (332,818) (1)                --
                                                          ---------          --------               --------

   Total liabilities                                        332,818          (324,374)                 8,444
                                                          ---------          --------               --------

Stockholders' Equity (Deficit):
 Common stock                                                67,820                --                 67,820
 Additional paid-in capital                                 825,382                --                825,382
 Accumulated deficit                                       (986,150)           95,450  (1)          (824,557)
                                                                               66,143  (2)
                                                          ---------           --------              --------

    Total stockholders' equity (deficit):                   (92,948)          161,593                 68,645
                                                          ---------          --------               --------

                                                          $ 239,870          (162,781)                77,089
                                                          =========          ========               ========

              TCI SATELLITE ENTERTAINMENT, INC. AND SUBSIDIARIES

              Notes to Condensed Pro Forma Combined Balance Sheet

                                March 31, 1999
                                  (unaudited)


(1) Represents the sale of the Company's In-Orbit Satellite and FCC License to Hughes for aggregate consideration of $334,568,000, comprised of $1,750,000 in cash, the assumption and repayment by Hughes of $325,500,000 due to Phoenixstar and the forgiveness of amounts due to Phoenixstar in the amount of $7,318,000.

(2) Represents the receipt of 1.407 million shares of GMH Stock (valued at $53 per share) from Phoenixstar and the recognition of the amount due to Phoenixstar pursuant to the TSAT GMH SAR calculated as follows:

          Fair value of GMH Stock on April 28, 1999              $         53
          TSAT GMH SAR exercise price                                     (47)
                                                                 ------------
           Difference                                                       6
          Number of shares of GMH Stock subject to TSAT
           GMH SAR                                               x  1,407,307
                                                                 ------------
          TSAT GMH SAR liability                                 $  8,443,842
                                                                 ============

                                 Exhibit Index
                                 -------------

10.1 Hughes High Power Agreement, incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K, dated February 1, 1999.

99.1  Press Release, dated June 7, 1999, filed herewith.